THE BEAR STEARNS COMPANIES INC.
                                                 -------------------------------
                                                           SEGMENT DATA
                                                           ------------
                                                           (UNAUDITED)
                                                           -----------



                                           Three Months Ended               % Change From           Six Months Ended      % Change
                               -------------------------------------- ------------------------ -------------------------  --------
                                  May 31,      May 25,    February 28,   May 25,  February 28,    May 31,      May 25,
                                   2002         2001         2002          2001      2002           2002         2001
                              -----------   -----------   -----------    -------    -------    -----------   -----------
                                             (In thousands)                                          (In thousands)
NET REVENUES

Capital Markets
     Institutional Equities   $   319,793   $   348,350   $   247,918      (8.2%)     29.0%    $   567,711   $   689,521     (17.7%)
     Fixed Income                 532,298       514,286       548,194       3.5%      (2.9%)     1,080,492       854,675      26.4%
     Investment Banking           450,850       156,349       141,318     188.4%     219.0%        592,168       276,324     114.3%
                              -----------   -----------   -----------    -------    -------    -----------   -----------     ------
  Total Capital Markets         1,302,941     1,018,985       937,430      27.9%      39.0%      2,240,371     1,820,520      23.1%

Global Clearing Services          186,148       207,383       187,380     (10.2%)     (0.7%)       373,528       431,283     (13.4%)
Wealth Management                 126,701       133,917       123,211      (5.4%)      2.8%        249,912       278,505     (10.3%)
Other (a)                          (8,124)        8,373        (8,843)   (197.0%)      8.1%        (16,967)       52,137    (132.5%)
                              -----------   -----------   -----------    -------    -------    -----------   -----------    -------

        Total net revenues    $ 1,607,666   $ 1,368,658   $ 1,239,178      17.5%      29.7%    $ 2,846,844   $ 2,582,445      10.2%
                              ===========   ===========   ===========    =======    =======    ============  ===========    =======


PRE-TAX INCOME

Capital Markets               $   561,143   $   276,392   $   273,593     103.0%     105.1%   $   834,736   $   464,673       79.6%
Global Clearing Services           60,726        65,859        68,973      (7.8%)    (12.0%)      129,699       144,992      (10.5%)
Wealth Management                   8,681         4,209         1,780     106.2%     387.7%        10,461        20,413      (48.8%)
Other (a)                        (111,098)      (79,631)      (70,819)    (39.5%)    (56.9%)     (181,917)     (110,285)     (65.0%)
                              -----------   -----------   -----------    -------    -------   -----------   -----------     -------

        Total pre-tax income  $   519,452   $   266,829   $   273,527      94.7%      89.9%   $   792,979   $   519,793       52.6%
                              ===========   ===========   ===========    =======    =======   ===========   ===========     =======



(a) Other is comprised of consolidation/elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the Capital Accumulation Plan (the "CAP Plan") for Senior Managing Directors.

                                                THE BEAR STEARNS COMPANIES INC.
                                                -------------------------------
                                              CONSOLIDATED STATEMENTS OF INCOME
                                              ---------------------------------
                                                         (UNAUDITED)
                                                         -----------


                                                                     Three Months Ended                      % Change From
                                                      ---------------------------------------------------------------------------
                                                         May 31,         May 25,      February 28,       May 25,      February 28,
                                                          2002            2001            2002            2001           2002
                                                      ------------    ------------    ------------     ------------  ------------
                                                      (In thousands, except share and per share data)
REVENUES
    Commissions                                      $    273,078    $    290,767    $    264,657         (6.1%)        3.2%
    Principal transactions                                705,791         722,569         660,750         (2.3%)        6.8%
    Investment banking                                    463,818         181,389         151,894        155.7%       205.4%
    Interest and dividends                                584,522       1,215,744         598,633        (51.9%)       (2.4%)
    Other income                                           43,195          38,913          42,210         11.0%         2.3%
                                                     ------------    ------------    ------------
       Total revenues                                   2,070,404       2,449,382       1,718,144        (15.5%)       20.5%
    Interest expense                                      462,738       1,080,724         478,966        (57.2%)       (3.4%)
                                                     ------------    ------------    ------------
       Revenues, net of interest expense                1,607,666       1,368,658       1,239,178         17.5%        29.7%
                                                     ------------    ------------    ------------
NON-INTEREST EXPENSES
    Employee compensation and benefits                    713,569         735,641         633,642         (3.0%)       12.6%
    Floor brokerage, exchange and clearance fees           48,438          41,092          39,749         17.9%        21.9%
    Communications and technology                          93,419         113,504         104,673        (17.7%)      (10.8%)
    Occupancy                                              37,229          37,294          44,206         (0.2%)      (15.8%)
    Advertising and market development                     30,199          33,705          23,524        (10.4%)       28.4%
    Professional fees                                      31,771          47,853          33,824        (33.6%)       (6.1%)
    Other expenses                                        133,589          92,740          86,033         44.0%        55.3%
                                                     ------------    ------------    ------------
       Total non-interest expenses                      1,088,214       1,101,829         965,651         (1.2%)       12.7%
                                                     ------------    ------------    ------------

    Income before provision for income taxes              519,452         266,829         273,527         94.7%        89.9%
    Provision for income taxes                            176,600          97,336          93,001         81.4%        89.9%
                                                     ------------    ------------    ------------
    Net income                                       $    342,852    $    169,493    $    180,526        102.3%        89.9%
                                                     ============    ============    ============
    Net income applicable to common shares           $    333,538    $    159,715    $    170,748        108.8%        95.3%
                                                     ============    ============    ============
    Adjusted net income used for diluted earnings
       per share (1)                                 $    381,533    $    183,046    $    190,739        108.4%       100.0%
                                                     ============    ============    ============
    Basic earnings per share                         $       2.80    $       1.23    $       1.39        127.6%       101.4%
                                                     ============    ============    ============
    Diluted earnings per share                       $       2.59    $       1.18    $       1.29        119.5%       100.8%
                                                     ============    ============    ============
    Weighted average common and common equivalent
       shares outstanding:
            Basic                                     133,772,110     145,455,590     134,793,949
                                                     ============    ============    ============
            Diluted                                   147,592,256     154,825,604     148,115,050
                                                     ============    ============    ============

      Cash dividends declared per common share       $       0.15    $     0.15        $     0.15
                                                     ============    ============    ============


(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and a gain on the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.

Note:Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                                               THE BEAR STEARNS COMPANIES INC.
                                               -------------------------------
                                              CONSOLIDATED STATEMENTS OF INCOME
                                              ---------------------------------
                                                         (UNAUDITED)
                                                         -----------


                                                                                   Six Months Ended             % Change
                                                                          ------------------------------       -----------
                                                                              May 31,          May 25,
                                                                              2002              2001
                                                                          ------------     -------------
                                                                  (In thousands, except share and per share data)
REVENUES
    Commissions                                                           $    537,735     $     573,168          (6.2%)
    Principal transactions                                                   1,366,541         1,312,140           4.1%
    Investment banking                                                         615,712           319,713          92.6%
    Interest and dividends                                                   1,183,155         2,302,343         (48.6%)
    Other income                                                                85,405            78,194           9.2%
                                                                          ------------     -------------
       Total revenues                                                        3,788,548         4,585,558         (17.4%)
    Interest expense                                                           941,704         2,003,113         (53.0%)
                                                                          ------------     -------------
       Revenues, net of interest expense                                     2,846,844         2,582,445          10.2%
                                                                          ------------     -------------

NON-INTEREST EXPENSES
    Employee compensation and benefits                                       1,347,211         1,370,766          (1.7%)
    Floor brokerage, exchange and clearance fees                                88,187            76,665          15.0%
    Communications and technology                                              198,092           228,538         (13.3%)
    Occupancy                                                                   81,435            68,551          18.8%
    Advertising and market development                                          53,723            67,537         (20.5%)
    Professional fees                                                           65,595            85,281         (23.1%)
    Other expenses                                                             219,622           165,314          32.9%
                                                                          ------------     -------------
       Total non-interest expenses                                           2,053,865         2,062,652          (0.4%)
                                                                          ------------     -------------
    Income before provision for income taxes and cumulative
       effect of change in accounting principle                                792,979           519,793          52.6%
    Provision for income taxes                                                 269,601           184,346          46.2%
                                                                          ------------     -------------
    Income before cumulative effect of change in accounting principle          523,378           335,447          56.0%
    Cumulative effect of change in accounting principle, net of tax               --              (6,273)          --
                                                                          ------------     -------------

    Net income                                                            $    523,378     $     329,174          59.0%
                                                                          ============     =============
    Net income applicable to common shares                                $    504,286     $     309,618          62.9%
                                                                          ============     =============
    Adjusted net income used for diluted earnings per share (1)           $    572,272     $     350,590          63.2%
                                                                          ============     =============
    Basic earnings per share                                              $       4.18     $        2.34(2)       78.6%
                                                                          ============     =============
    Diluted earnings per share                                            $       3.87     $        2.24(2)       72.8%
                                                                          ============     =============
    Weighted average common and common equivalent shares outstanding:
            Basic                                                          134,280,242       147,164,834
                                                                          ============     =============
            Diluted                                                        148,011,523       156,749,394
                                                                          ============     =============
      Cash dividends declared per common share                            $       0.30     $        0.30
                                                                          ============     =============


(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and a gain on the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.

(2) Amount reflects earnings per share after change in accounting principle. Basic earnings per share and diluted earnings per share before the change in accounting principle were $2.38 and $2.28, respectively.

Note:Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                                                 THE BEAR STEARNS COMPANIES INC.
                                                 -------------------------------
                                                 SELECTED FINANCIAL INFORMATION
                                                 ------------------------------
                                                          (UNAUDITED)
                                                          -----------


                                                                                              Three Months Ended
                                                                                   --------------------------------------------
                                                                                      May 31,      February 28,    November 30,
                                                                                       2002           2002            2001
                                                                                   ------------    ------------    ------------
                                                                            (In thousands, except per share amounts and Other Data)
Income Statement
----------------
Revenues, net of interest expense                                                 $  1,607,666    $  1,239,178    $  1,119,832
Net income                                                                        $    342,852    $    180,526    $    154,946
Net income applicable to common shares                                            $    333,538    $    170,748    $    145,168
Adjusted net income used for diluted earnings per share (1)                       $    381,533    $    190,739    $    157,118
Earnings per common share:
     Basic                                                                        $       2.80    $       1.39    $       1.14
     Diluted                                                                      $       2.59    $       1.29    $       1.08

Financial Ratios
----------------
Return on average common equity (annualized)                                              29.5%           15.2%           13.9%
Adjusted pre-tax profit margin (3)                                                        36.3%           24.9%           20.6%
Pre-tax profit margin (4)                                                                 32.3%           22.1%           18.7%
After-tax profit margin (5)                                                               21.3%           14.6%           13.8%
Compensation & benefits / Revenues, net of interest expense                               44.4%           51.1%           46.7%

Balance Sheet
-------------
Stockholders' equity, at period end                                               $  5,963,258    $  5,760,905    $  5,628,527
Total stockholders' equity and trust issued preferred securities, at period end   $  6,525,758    $  6,323,405    $  6,391,027
Total capital, at period end                                                      $ 31,038,949    $ 31,063,625    $ 29,820,080
Book value per common share, at period end                                        $      37.16    $      34.95    $      33.84

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debt balances, at period end                                               $     36,700    $     34,600    $     34,300
Margin debt balances, average for period                                          $     35,900    $     35,100    $     32,500
Customer short balances, at period end                                            $     55,800    $     54,500    $     55,000
Customer short balances, average for period                                       $     47,500    $     47,300    $     45,200
Stock borrowed, at period end                                                     $     40,400    $     37,300    $     38,700
Stock borrowed, average for period                                                $     45,400    $     45,600    $     43,500
Free credit balances, at period end                                               $     16,600    $     17,900    $     18,100
Free credit balances, average for period                                          $     18,500    $     19,600    $     21,400
Assets under management, at period end                                            $     24,800    $     25,800    $     24,200
Employees, at period end                                                                10,426          10,341          10,452
Common shares and common share equivalents outstanding, at period end (6)          146,873,990     147,040,102     146,465,210
Weighted average common and common equivalent shares outstanding:
     Basic                                                                         133,772,110     134,793,949     136,671,817
     Diluted                                                                       147,592,256     148,115,050     145,040,061




                                                                                                 Three Months Ended
                                                                                   --------------------------------------------
                                                                                    August 31,        May 25,      February 23,
                                                                                       2001            2001            2001
                                                                                   ------------    ------------    ------------
                                                                             (In thousands, except per share amounts and Other Data)
Income Statement
----------------
Revenues, net of interest expense                                                 $  1,204,758    $  1,368,658    $  1,213,787
Net income                                                                        $    134,572    $    169,493    $    159,681
Net income applicable to common shares                                            $    124,794    $    159,715    $    149,903
Adjusted net income used for diluted earnings per share (1)                       $    141,866    $    183,046    $    167,544
Earnings per common share:
     Basic                                                                        $       1.00    $       1.23    $       1.11 (2)
     Diluted                                                                      $       0.95    $       1.18    $       1.06 (2)

Financial Ratios
----------------
Return on average common equity (annualized)                                              12.2%           15.0%           13.6%
Adjusted pre-tax profit margin (3)                                                        19.5%           22.5%           23.4%
Pre-tax profit margin (4)                                                                 17.0%           19.5%           20.8%
After-tax profit margin (5)                                                               11.2%           12.4%           13.2%
Compensation & benefits / Revenues, net of interest expense                               52.7%           53.7%           52.3%

Balance Sheet
-------------
Stockholders' equity, at period end                                               $  5,148,394    $  5,534,723    $  5,621,405
Total stockholders' equity and trust issued preferred securities, at period end   $  5,910,894       6,297,223    $  6,121,405
Total capital, at period end                                                      $ 28,655,969    $ 27,566,286    $ 25,768,270
Book value per common share, at period end                                        $      32.34    $      32.57    $      31.94

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debt balances, at period end                                               $     34,600    $     42,200    $     37,600
Margin debt balances, average for period                                          $     38,300    $     37,800    $     42,000
Customer short balances, at period end                                            $     53,000    $     61,400    $     53,800
Customer short balances, average for period                                       $     49,800    $     50,600    $     55,000
Stock borrowed, at period end                                                     $     39,300    $     45,900    $     41,400
Stock borrowed, average for period                                                $     46,100    $     45,400    $     49,300
Free credit balances, at period end                                               $     20,300    $     15,900    $     17,300
Free credit balances, average for period                                          $     19,700    $     17,900    $     18,300
Assets under management, at period end                                            $     23,500    $     22,600    $     21,500
Employees, at period end                                                                11,147          10,855          11,298
Common shares and common share equivalents outstanding, at period end (6)          149,669,365     156,485,942     159,125,959
Weighted average common and common equivalent shares outstanding:
     Basic                                                                         140,331,572     145,455,590     149,080,028
     Diluted                                                                       149,056,301     154,825,604     158,617,123


(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and a gain on the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.
(2) After change in accounting principle.
(3) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.
(4) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.
(5) Represents the ratio of net income to revenues, net of interest expense.
(6) Represents shares used to calculate book value per common share.